Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES
Legal Matters
Apache is party to various legal actions arising in the ordinary course of business, including litigation and governmental and regulatory controls. The Company has an accrued liability of approximately $29 million for all legal contingencies that are deemed to be probable of occurring and can be reasonably estimated. Apache’s estimates are based on information known about the matters and its experience in contesting, litigating, and settling similar matters. Although actual amounts could differ from management’s estimate, none of the actions are believed by management to involve future amounts that would be material to Apache’s financial position, results of operations, or liquidity after consideration of recorded accruals. For material matters that Apache believes an unfavorable outcome is reasonably possible, the Company has disclosed the nature of the matter and a range of potential exposure, unless an estimate cannot be made at this time. It is management’s opinion that the loss for any other litigation matters and claims that are reasonably possible to occur will not have a material adverse effect on the Company’s financial position, results of operations, or liquidity.
Argentine Claims
On March 12, 2014, the Company and its subsidiaries completed the sale of all of the Company’s subsidiaries’ operations and properties in Argentina to YPF Sociedad Anonima (YPF). As part of that sale, YPF assumed responsibility for all of the past, present, and future litigation in Argentina involving Company subsidiaries, except that Company subsidiaries have agreed to indemnify YPF for certain environmental, tax, and royalty obligations capped at an aggregate of $100 million. The indemnity is subject to specific agreed conditions precedent, thresholds, contingencies, limitations, claim deadlines, loss sharing, and other terms and conditions. On April 11, 2014, YPF provided its first notice of claims pursuant to the indemnity. Company subsidiaries have not paid any amounts under the indemnity but will continue to review and consider claims presented by YPF. Further, Company subsidiaries retain the right to enforce certain Argentina-related indemnification obligations against Pioneer Natural Resources Company (Pioneer) in an amount up to $67.5 million pursuant to the terms and conditions of stock purchase agreements entered in 2006 between Company subsidiaries and subsidiaries of Pioneer.
Louisiana Restoration
Louisiana surface owners often file lawsuits or assert claims against oil and gas companies, including Apache, claiming that operators and working interest owners in the chain of title are liable for environmental damages on the leased premises, including damages measured by the cost of restoration of the leased premises to their original condition, regardless of the value of the underlying property. From time-to-time restoration lawsuits and claims are resolved by the Company for amounts that are not material to the Company, while new lawsuits and claims are asserted against the Company. With respect to each of the pending lawsuits and claims, the amount claimed is not currently determinable or is not material, except as noted. Further, the overall exposure related to these lawsuits and claims is not currently determinable. While an adverse judgment against Apache is possible, Apache intends to actively defend these lawsuits and claims.
On July 24, 2013, a lawsuit captioned Board of Commissioners of the Southeast Louisiana Flood Protection Authority – East v. Tennessee Gas Pipeline Company et al., Case No. 2013-6911 was filed in the Civil District Court for the Parish of Orleans, State of Louisiana, in which plaintiff on behalf of itself and as the board governing the levee districts of Orleans, Lake Borgne Basin, and East Jefferson alleges that Louisiana coastal lands have been damaged as a result of oil and gas industry activity, including a network of canals for access and pipelines. Plaintiff seeks unspecified damages and injunctive relief in the form of abatement and restoration based on claims of negligence, strict liability, natural servitude of drain, public nuisance, private nuisance, and breach of contract – third party beneficiary. Apache has been indiscriminately named as one of many defendants in the lawsuit. In 2014 the Louisiana state government passed a law (SB 469) clarifying that only entities authorized under the Coastal Zone Management Act may bring litigation to assert claims arising out of the permitted activities. Plaintiff is not one of those authorized entities. On February 13, 2015, the federal court entered judgment in favor of defendants dismissing all of plaintiff’s claims with prejudice on various grounds, and plaintiff has appealed. The overall exposure related to this lawsuit is not currently determinable. While an adverse judgment against Apache might be possible, Apache intends to continue to vigorously oppose the claims, including by defending against plaintiff’s appeal of the federal court’s judgment.

On November 8, 2013, Plaquemines Parish filed three lawsuits against Apache and various other oil and gas producers in the Parish’s 25th Judicial District Court, captioned Parish of Plaquemines v. Rozel Operating Company et al., Docket No. 60-996; Parish of Plaquemines v. Apache Oil Corporation et al., Docket No. 610; and Parish of Plaquemines v. HHE Energy Company et al., Docket No. 60-983. On or about February 4, 2016, Cameron Parish filed six new lawsuits against Apache and various other oil and gas producers in the Parish’s 38th Judicial District Court, captioned Parish of Cameron v. BEPCO, L.P., et al., Docket No. 10-19572; Parish of Cameron v. BP America Production Company et al., Docket No. 10-19576; Parish of Cameron v. Apache Corporation (of Delaware) et al., Docket No. 10-19579; Parish of Cameron v. Atlantic Richfield Company et al., Docket No. 10-19577; Parish of Cameron v. Alpine Exploration Companies, Inc., et al., Docket No. 19580; and Parish of Cameron v. Auster Oil and Gas, Inc., et al, Docket No. 10-19582. Many similar lawsuits have been filed against other oil and gas producers in Parishes across south Louisiana. In these cases, the Parishes, as plaintiffs, allege that certain of defendants’ oil and gas exploration, production, and transportation operations in specified fields were conducted in violation of the State and Local Coastal Resources Management Act of 1978, as amended, and applicable regulations, rules, orders, and ordinances promulgated or adopted thereunder by the Parish or the State of Louisiana. Plaintiffs allege that defendants caused substantial damage to land and water bodies located in the coastal zone of Louisiana. Plaintiffs seek, among other things, unspecified damages for alleged violations of applicable state law within the coastal zone, the payment of costs necessary to clear, re-vegetate, detoxify, and otherwise restore the subject coastal zone as near as practicable to its original condition, and actual restoration of the coastal zone to its original condition. On November 21, 2015, the Plaquemines Parish Council voted to drop all of that Parish’s lawsuits, and as a result Apache anticipates that the Parish’s claims will be dismissed. The Cameron Parish lawsuits are pending. While an adverse judgment against Apache might be possible, Apache intends to vigorously oppose these claims.
In a case captioned State of Louisiana and the Cameron Parish School Board v. Apache Corporation et al., Docket No. 10-18672, in the 38th Judicial District Court, Parish of Cameron, State of Louisiana, plaintiffs alleged that defendants’ oil and gas exploration and production activities contaminated plaintiffs’ property. Plaintiffs sought damages in the range of $7 million to $96 million, plus exemplary damages, costs, and fees. Apache, a defendant in the case, acquired its interest in the oil and gas operations on plaintiffs’ property from the former operator, defendant Davis Oil Company, and subsequently sold the interest to defendant Wagner Oil Company (Wagner). Apache has settled with plaintiffs on confidential terms, including for an exchange of consideration that is not material to Apache. Apache claims indemnity from, and has reserved all of its rights against, Wagner.
Australia Gas Pipeline Force Majeure
In June 2008, Company subsidiaries reported a pipeline explosion in Western Australia that interrupted deliveries of natural gas to customers under various long-term contracts. The civil lawsuits concerning the pipeline explosion, all of which were filed in the Supreme Court of Western Australia, have been resolved fully and dismissed on confidential terms, including for an exchange of consideration that is not material to Apache. All matters relating to the Australia gas pipeline force majeure are concluded.
Apollo Exploration Lawsuit
In a case captioned Apollo Exploration, LLC, Cogent Exploration, Ltd. Co. & SellmoCo, LLC v. Apache Corporation, Cause No. CV50538 in the 385th Judicial District Court, Midland County, Texas, in a Second Amended Petition on February 27, 2015, plaintiffs allege damages in excess of $1.1 billion relating to certain purchase and sale agreements, mineral leases, and areas of mutual interest agreements concerning properties located in Hartley, Moore, Potter, and Oldham Counties, Texas. Apache believes that plaintiffs’ claims lack merit, and further that plaintiffs’ alleged damages are grossly inflated. Apache will vigorously oppose the claims.

Escheat Audits
In September 2010, the State of Delaware, Department of Finance, Division of Revenue (Unclaimed Property) (Delaware), notified Apache Corporation that Delaware’s consultant, Kelmar Associates (Kelmar), will examine Apache’s books and records and those of its subsidiaries and related entities to determine compliance with Delaware Escheat Laws. After more than five years of review, on January 13, 2016, Delaware confirmed that the Company has no liability for the disbursements property category for transaction years 2004 through 2009, which is a change in the Company’s favor from Delaware’s September 2015 assessment in the amount of $237,000. Delaware has advised the Company that Kelmar’s review for this property category is not complete for transaction years 1986 through 2003, and is still in process for other property types and years as well. While reserving all rights, the Company will continue to cooperate fully with Delaware until the review is complete. The Company’s exposure for the remainder of the Delaware audit is not currently determinable. At least 30 other states have retained their own consultants and have sent similar audit notifications. The scope of each state’s audit varies. It is possible that one or more of the audits could extend to all 50 states.
Burrup-Related Gas Supply Lawsuits
In a case captioned Pankaj Oswal v. Apache Corporation, No. WAD 389/2013, in the Federal Court of Australia, District of Western Australia, plaintiff asserted claims against the Company under the Australian Trade Practices Act alleging, among other things, that the Company induced him to make investments covering construction cost overruns on the Burrup Fertilisers ammonia plant in Western Australia (the Burrup plant), which was completed in 2006. Plaintiff sought damages in the amount of $491 million USD. On the eve of a trial that was to commence on February 9, 2015, plaintiff decided to discontinue his lawsuit. On March 18, 2015, the court entered a final order dismissing the case. The lawsuit is concluded in the Company’s favor.
The Western Australia lawsuit is one of a number of legal actions involving the Burrup plant. Pankaj Oswal’s shares, and those of his wife Radhika Oswal, together representing 65 percent of Burrup Holdings Limited (BHL, as it was then known, which owns Burrup Fertilisers), were offered for sale by externally-appointed administrators in Australia as a result of events of default on loans made to the Oswals and associated entities by the Australia and New Zealand Banking Group Ltd (ANZ). As part of the sale process, on January 31, 2012, a Company affiliate, Apache Fertilisers Pty Ltd (AFPL), acquired a 49 percent interest in BHL (now known as Yara Pilbara Holdings Pty Ltd, YPHPL), while Yara Australia Pty Ltd (Yara) increased its interest in YPHPL from 35 percent to 51 percent. On October 28, 2015, Yara and its related bodies corporate acquired all of the shares of AFPL. Yara operates the ammonia plant and is proceeding with development of a technical ammonium nitrate (TAN) plant in the Burrup Peninsula region of Western Australia to be developed by a consortium including YPHPL. The old gas sale agreement to supply natural gas to the ammonia plant, and to which a former Company subsidiary was a party, has been modified with, among other things, new pricing, delivery quantities, and term.
YPHPL share ownership and the modified gas sale agreement continue to be the subject of ongoing litigation in Australia. In cases captioned Radhika Oswal v. Australia and New Zealand Banking Group Limited & Ors, No. SCI 2011 4653, and Pankaj Oswal v. Australia and New Zealand Banking Group Limited & Ors, No. SCI 2012 1995, in the Supreme Court of Victoria, the Oswal plaintiffs seek to set aside the YPHPL share sales, void the modified gas sale agreement, and recover damages in the range of $833 million to $2.274 billion (plus interest, costs, and fees) allegedly resulting from the sale of their shares at undervalue. The cases are presently set for trial commencing May 2016. The Company is a named defendant and is also defending Apache Energy Limited (now known as Quadrant Energy Australia Limited) and Apache Northwest Pty Ltd (now known as Quadrant Northwest Pty Ltd). Yara has assumed full conduct and control of the defense of AFPL (now known as Chemical Holdings Pty Ltd). Apache believes that plaintiffs’ claims lack merit, and further that plaintiffs’ alleged damages are grossly inflated. Apache will vigorously oppose the claims.

Environmental Matters
The Company, as an owner or lessee and operator of oil and gas properties, is subject to various federal, provincial, state, local, and foreign country laws and regulations relating to discharge of materials into, and protection of, the environment. These laws and regulations may, among other things, impose liability on the lessee under an oil and gas lease for the cost of pollution clean-up resulting from operations and subject the lessee to liability for pollution damages. In some instances, the Company may be directed to suspend or cease operations in the affected area. We maintain insurance coverage, which we believe is customary in the industry, although we are not fully insured against all environmental risks.
Apache manages its exposure to environmental liabilities on properties to be acquired by identifying existing problems and assessing the potential liability. The Company also conducts periodic reviews, on a Company-wide basis, to identify changes in its environmental risk profile. These reviews evaluate whether there is a probable liability, the amount, and the likelihood that the liability will be incurred. The amount of any potential liability is determined by considering, among other matters, incremental direct costs of any likely remediation and the proportionate cost of employees who are expected to devote a significant amount of time directly to any possible remediation effort. As it relates to evaluations of purchased properties, depending on the extent of an identified environmental problem, the Company may exclude a property from the acquisition, require the seller to remediate the property to Apache’s satisfaction, or agree to assume liability for the remediation of the property. The Company’s general policy is to limit any reserve additions to any incidents or sites that are considered probable to result in an expected remediation cost exceeding $300,000. Any environmental costs and liabilities that are not reserved for are treated as an expense when actually incurred. In Apache’s estimation, neither these expenses nor expenses related to training and compliance programs are likely to have a material impact on its financial condition.
As of December 31, 2015, the Company had an undiscounted reserve for environmental remediation of approximately $52 million. Apache is not aware of any environmental claims existing as of December 31, 2015 that have not been provided for or would otherwise have a material impact on its financial position or results of operations. There can be no assurance however, that current regulatory requirements will not change or past non-compliance with environmental laws will not be discovered on the Company’s properties.
With respect to the leak of produced water discovered on June 1, 2013, from a below ground pipeline in the Zama Operations area in northern Alberta, the Alberta Energy Regulator completed its investigation of the incident and issued an administrative penalty to Apache Canada Ltd. (ACL) in the amount of $16,500 CAD. The June 2013 leak resulted from a pinhole feature in the outer polyethylene liner of the composite flex line.
On October 19, 2015, the Crown served ACL with a summons and information containing charges relating to a leak of produced water in the Zama area that occurred on or between October 3 and October 25, 2013. The October 2013 leak occurred following damage to a riser by an independent external force. The seven-count charge could result in the levying of a fine. On January 18, 2016, the Crown served ACL with a summons and information containing charges relating to a separate leak of produced water in the Belloy Field operating area that occurred on or about January 20, 2014. The January 2014 leak occurred following the collapse and failure of an internal polyethylene liner on a water injection pipeline. The five-count charge could result in the levying of a fine. ACL will respond to the charges in due course. While the exposure related to these incidents is not currently determinable, the Company does not expect the economic impact of these incidents to have a material effect on the Company’s financial position, results of operations, or liquidity.

LNG Divestiture Dispute
In respect of the purchase by Woodside of the Company’s interest in the Wheatstone and Kitimat LNG projects and accompanying upstream oil and gas reserves from the Company and its subsidiaries, the base purchase price is subject to adjustment in accordance with the terms of the applicable sale and purchase agreement. Woodside has notified the Company and its subsidiaries that it seeks purchase price adjustments in the net amounts of $175 million (for working capital adjustments), which the Company and its subsidiaries believe is time-barred, and $214 million (for all other adjustments). To the extent the parties are unable to resolve their differences, the disputes will be referred to an independent accounting expert and/or court proceedings for final determination under the terms of the applicable sale and purchase agreement. The Company believes that under the terms of the sale and purchase agreements, Woodside’s requests for payment of purchase price adjustments lack merit; therefore, the Company has not recorded a liability associated with this dispute.
Contractual Obligations
At December 31, 2015, contractual obligations for drilling rigs, purchase obligations, firm transportation agreements, and long-term operating leases are as follows:

Net Minimum Commitments	Total	2016	2017-2018	2019-2020	2021 & Beyond
	(In millions)
Drilling rig commitments	$405	$194	$211	$—	$—
Purchase obligations(1)	354	28	115	139	72
Firm transportation agreements	363	96	125	83	59
Office and related equipment	342	43	87	72	140
Other operating lease obligations(2)	64	22	35	6	1
Total Net Minimum Commitments	$1,528	$383	$573	$300	$272

(1)	Includes contractual obligations under take-or-pay contracts, NGL processing agreements, and drilling work program commitments.

(2)	Includes commitments associated with supply and standby vessels, and gas pipeline and land leases.
The table above includes leases for buildings, facilities, and related equipment with varying expiration dates through 2035. Net rental expense, excluding discontinued operations in Argentina and Australia, was $57 million, $45 million, and $40 million for 2015, 2014, and 2013, respectively. Costs incurred under take-or-pay and throughput obligations were $92 million, $89 million, and $72 million for 2015, 2014, and 2013, respectively.